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                                                                    EXHIBIT 21.1

                            GLOBALSANTAFE CORPORATION
                                AND SUBSIDIARIES
                              AS OF MARCH 15, 2002

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

                                                                                                STATE OR OTHER     PERCENT OF VOTING
                                                                                                JURISDICTION OF     STOCK OWNED BY
NAME OF COMPANY                                                                                  INCORPORATION     IMMEDIATE PARENT
---------------                                                                                 ---------------    -----------------

GlobalSantaFe Corporation                                                                       Cayman Islands             --
      GlobalSantaFe Holding Company (North Sea) Limited                                         England                   100%
           GlobalSantaFe Drilling Company (North Sea) Limited                                   England                   100%
           GlobalSantaFe Drilling Services (North Sea) Limited                                  England                   100%
           GlobalSantaFe Techserv (North Sea) Limited                                           England                   100%
      Sphere Supply, Inc.                                                                       Delaware                  100%
           Logistics Forwarding Company, Inc.                                                   Texas                     100%
           Santa Fe Construction Co.                                                            Delaware                  100%
           GlobalSantaFe Communications, Inc.                                                   Delaware                  100%
      Santa Fe Drilling Operations, Inc.                                                        Cayman Islands            100%
           Key International Drilling Company Limited                                           Bermuda                   100%
           Desert Rig Operations, Inc.                                                          Cayman Islands            100%
      Santa Fe International Services, Inc.                                                     Panama                    100%
           GlobalSantaFe Drilling Company (U.K.) Limited                                        England                   100%
           GlobalSantaFe Drilling Venezuela, C.A.                                               Venezuela                 100%
           GlobalSantaFe Drilling Company (Overseas) Limited                                    England                   100%
                    GlobalSantaFe Drilling Company (North Caspian) Limited                      England                   100%
      GlobalSantaFe Drilling (N.A.) N.V.                                                        Netherlands Antilles      100%
           GlobalSantaFe Services Netherlands B.V.                                              The Netherlands           100%
                    P.T. Santa Fe Supraco Indonesia                                             Indonesia                  95%
                    P.T. Santa Fe-Pomeroy Indonesia                                             Indonesia                  70%
                            Merak Petroleum Base                                                Indonesia                  60%
      Platform Capital N.V.                                                                     Netherlands Antilles      100%
           GlobalSantaFe Nederland B.V.                                                         The Netherlands           100%
                    GlobalSantaFe Drilling Company (Canada) Limited                             Nova Scotia               100%
                    Platform Financial N.V.                                                     Netherlands Antilles      100%
                    GlobalSantaFe AG                                                            Switzerland             99.99%
                    GlobalSantaFe (Norge) AS                                                    Norway                    100%
                    Santa Fe Drilling Company (Italy) S.r.l.                                    Italy                     100%
      GlobalSantaFe Operations (Barbados) Inc.                                                  Cayman Islands            100%
           Covent Garden - Servicos de Marketing LDA                                            Portugal                   98%*
                    Ontario 5 Group Financing Limited Liability Company                         Hungary                    95%**
           GlobalSantaFe Holdings Delaware LLC                                                  Delaware                  100%
           GlobalSantaFe U.S. Holdings Inc.                                                     Delaware                  100%
                    Oilfield Services Inc.                                                      Cayman Islands            100%
                    Global Marine Inc.                                                          Delaware                  100%
                                 (See separate chart for subsidiaries of Global Marine Inc.)
      Santa Fe Drilling (Nigeria) Limited                                                       Nigeria                    60%
      Santa Fe Operations (Nigeria) Limited                                                     Nigeria                    60%
      Geothermal Royalty Holdings, Inc.                                                         Delaware                  100%
      Entities Holdings, Inc.                                                                   Delaware                  100%
           Santa Fe Braun Inc.                                                                  Delaware                  100%



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   *  The remaining 2% is owned directly by GlobalSantaFe Holdings Delaware LLC.
   ** The remaining 5% is owned directly by GlobalSantaFe Holdings Delaware LLC.

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

                                                                                               STATE OR OTHER     PERCENT OF VOTING
                                                                                               JURISDICTION OF      STOCK OWNED BY
NAME OF COMPANY                                                                                 INCORPORATION      IMMEDIATE PARENT
---------------                                                                                ---------------    -----------------
Global Marine Inc.                                                                               Delaware                --
         Applied Drilling Technology Inc.                                                        Texas                  100%
                  Eaton Industries of Houston, Inc.                                              Texas                  100%
         Challenger Minerals Inc.                                                                California             100%
         GlobalSantaFe Drilling Company                                                          California             100%
                  Global Marine do Brasil Perfuracoes Ltda.                                      Brazil                  50%*
                  GlobalSantaFe Caribbean Inc.                                                   California             100%
                  GlobalSantaFe do Brasil Ltda.                                                  Brazil                  50%**
                  GlobalSantaFe Development Inc.                                                 California             100%
                  GlobalSantaFe Leasing Corporation                                              Bahamas                100%
                           GlobalSantaFe C.R. Luigs Limited                                      England                100%
                  GlobalSantaFe Holdings ApS                                                     Denmark                100%
                           GlobalSantaFe Drilling Norway AS                                      Norway                 100%
                           GlobalSantaFe Drilling Adriatic AS                                    Norway                 100%
                           GlobalSantaFe Drilling Services AS                                    Norway                 100%
                           GlobalSantaFe High Island III AS                                      Norway                 100%
                  GlobalSantaFe Drilling Trinidad LLC                                            Delaware               100%
         GlobalSantaFe Baltic Inc.                                                               Delaware               100%
                  GlobalSantaFe International Drilling Corporation                               Bahamas               85.1%***
                           GlobalSantaFe Denmark Holdings ApS                                    Denmark                100%
                                   GlobalSantaFe Norway AS                                       Norway                 100%
                                   GlobalSantaFe B.V.                                            Netherlands            100%
                                       Glomar International (Canada) Drilling Company            Nova Scotia            100%
                           GlobalSantaFe Denmark ApS                                             Denmark                100%
                           GlobalSantaFe North Sea Limited                                       Bahamas                100%
                           GlobalSantaFe Overseas Limited                                        Bahamas                100%
                                   GlobalSantaFe West Africa Drilling Limited                    Bahamas                100%
                           Intermarine Services (International) Limited                          Bahamas                100%
                           GlobalSantaFe South America LLC                                       Delaware               100%
                           GlobalSantaFe Drilling U.K. Limited                                   Scotland               100%
                                   GlobalSantaFe GOM Services Limited                            Scotland               100%
                           Global Offshore Drilling Limited                                      Nigeria                 60%
         Campeche Drilling Services Inc.                                                         Delaware               100%
         GlobalSantaFe Arctic Ltd.                                                               Canada                 100%
         GlobalSantaFe Capital Investments Inc.                                                  Delaware               100%
                  GlobalSantaFe Beaufort Sea Inc.                                                Delaware               100%
         GlobalSantaFe Corporate Services Inc.                                                   California             100%
         GlobalSantaFe de Venezuela Inc.                                                         Delaware               100%
         Global Marine Drilling (Malaysia) Sdn. Bhd.                                             Malaysia               100%
         Intermarine Services Inc.                                                               Texas                  100%
         Turnkey Ventures de Mexico Inc.                                                         Delaware               100%



*   The remaining 50% is owned directly by Global Marine Inc.


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**  The remaining 50% is owned directly by GlobalSantaFe Caribbean Inc.
*** The remaining 14.9% is owned directly by GlobalSantaFe Drilling Company.